UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

SAMSON OIL & GAS LIMITED
(Exact name of registrant as specified in its charter)

Australia	001-33578	N/A
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Level 36, Exchange Plaza, 2 The Esplanade Perth, Western Australia 6000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  011 61 8 9220 9830

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02           Results of Operations and Financial Conditions.

On October 31, 2011, Samson Oil & Gas Limited issued a press release announcing that it had filed its Australian Stock Exchange (ASX) quarterly report for the period ended September 30, 2011, with the ASX and filed its Quarterly Report on Form 10-Q for the same period with the SEC.  A copy of the press release is furnished as Exhibit 99.1 hereto.  A copy of the ASX quarterly report is furnished as Exhibit 99.2 hereto.

The information contained in this Item 2.02 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01           Other Events.

On October 28, 2011, Samson Oil & Gas Limited filed its ASX annual report for the year ended June 30, 2011 with the ASX, which annual report is identical to the ASX annual report furnished on Form 8-K on September 14, 2011, other than the addition of “Shareholder Information—Statement of Issued Securities at 12 October 2011”, which is attached as Exhibit 99.3 hereto.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press release of Samson Oil & Gas Limited dated October 31, 2011.

99.2	ASX quarterly report of Samson Oil & Gas Limited for the period ended September 30, 2011.

99.3	Shareholder Information—Statement of Issued Securities at 12 October 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2011

SAMSON OIL & GAS LIMITED

	By:	/s/ Robyn Lamont
Robyn Lamont
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Samson Oil & Gas Limited dated October 31, 2011.

99.2	ASX quarterly report of Samson Oil & Gas Limited for the period ended September 30, 2011.

99.3	Shareholder Information—Statement of Issued Securities at 12 October 2011.